Exhibit 99.1

FOR IMMEDIATE RELEASE

VG Acquisition Corp. Receives Expected Notification from NYSE Related to Delayed Quarterly Report

New York – May 28, 2021 – VG Acquisition Corp. (the “Company”) today announced it received a notice on May 25, 2021 from the New York Stock Exchange (“NYSE”) indicating that as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Quarterly Report”), the Company no longer complies with the continued listing requirements set forth in Section 802.01E of the NYSE Listed Company Manual. The notice has no immediate impact on the listing of the Company’s securities, which will continue to trade on the NYSE, subject to the Company’s compliance with other applicable continued listing requirements.

As previously disclosed on May 3, 2021 in the Current Report on Form 8-K filed by the Company, on April 12, 2021 the Staff of the U.S. Securities and Exchange Commission (the “SEC”) released the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”). The Staff Statement sets forth the conclusion of the SEC’s Office of the Chief Accountant that certain provisions included in the warrant agreements entered into by many SPACs, such as the Company, require such warrants to be accounted for as liabilities measured at fair value, rather than as equity securities, with changes in fair value during each financial reporting period reported in earnings. The Company has previously classified its private placement warrants and public warrants as equity.

As disclosed in the Current Report on Form 8-K filed by the Company on May 2, 2021, the Company’s management and the Audit Committee of the Company’s board of directors concluded that, in light of the Staff Statement, it is appropriate to restate the Company’s previously issued audited financial statements as of December 31, 2020 and for the period from February 19, 2020 (inception) through December 31, 2020. The Company has filed an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which includes the restated audited financial statements of the Company as of December 31, 2020 and for the period from February 19, 2020 (inception) through December 31, 2020. Given the scope of the process for evaluating the impact of the Staff Statement on the Company’s financial statements, the Company was unable to complete and file its Quarterly Report by the required due date of May 17, 2021. On May 17, 2021, the Company filed a Form 12b-25 Notification of Late Filing with the SEC related to the Quarterly Report. The Company is working diligently to prepare and file the Quarterly Report as soon as reasonably practicable.

The notice advises that under the NYSE’s rules, the Company will have six months from the filing due date to file its Quarterly Report. The Company can regain compliance with the NYSE listing standards during this six-month period when the Company files its Quarterly Report with the SEC. If the Company fails to file its Quarterly Report within such six-month period, the NYSE may, in its sole discretion, allow the Company’s securities to trade for up to an additional six months depending on specific circumstances. The Company’s securities will remain listed on the NYSE under the symbols “VGAC.U”, “VGAC” and “VGAC.WS” but will have an “LF” indicator to signify late filing status. This indicator will be assigned to the Company’s securities until the Quarterly Report is filed.

The date of the Company’s extraordinary general meeting of shareholders to vote on its proposed business combination with 23andMe, Inc., a leading consumer genetics and research company, has been called for June 10, 2021. Shareholders of record as of the close of business on May 5, 2021 are entitled to vote on matters that come before the extraordinary general meeting. The business combination, if approved by the Company’s stockholders, is expected to close as soon as practicable following the extraordinary general meeting.

About VG Acquisition Corp.

VG Acquisition Corp. was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. The management team includes: Sir Richard Branson, founder of VGAC, a renowned global entrepreneur, and founder of the Virgin Group; Josh Bayliss, VGAC’s Chief Executive Officer and director, who is the Chief Executive Officer of the Virgin Group and is responsible for the Virgin Group’s strategic development, licensing of the brand globally, and management of direct investments on behalf of the Virgin Group in various companies around the world; and Evan Lovell, VGAC’s Chief Financial Officer and director, who is the Chief Investment Officer of the Virgin Group and is responsible for managing the Virgin Group’s investment team and portfolio in North America.

Forward-Looking Statements

This communication contains certain “forward-looking statements” including statements regarding the Company’s ability to timely prepare and file the Quarterly Report. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on the Company’s current expectations and beliefs concerning future developments and their potential effects, but there can be no assurance that these will be as anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the business combination, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information

VGAC has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, as amended (the “Form S-4”), which included the definitive proxy statement of VGAC, a prospectus, and 23andMe’s consent solicitation statement. The Form S-4 was declared effective on May 14, 2021. The definitive proxy statement/prospectus and other proxy materials were mailed to VGAC’s shareholders of record as of the close of business on May 5, 2021. Shareholders of VGAC and other interested persons are advised to read the Form S-4, the definitive proxy statement/prospectus included in the Form S-4, and documents incorporated by reference therein filed in connection with the proposed Business Combination because these documents contain important information about VGAC, 23andMe, and the Business Combination. Shareholders will also be able to obtain copies of the Form S-4 and the proxy statement/prospectus, without charge, by directing a request to: VG Acquisition Corp. 65 Bleecker Street, 6th Floor, New York NY 10012. These documents and VGAC's annual and other reports filed with the SEC can also be obtained, without charge, at the SEC's internet site (https://www.sec.gov).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

VGAC, 23andMe, and their respective directors, executive officers, other members of management, and employees may be deemed to be participants in the solicitation of proxies from VGAC's shareholders in connection with the Business Combination. Information regarding the names and interests in the proposed Business Combination of VGAC's directors and officers is contained in VGAC's filings with the SEC. Additional information regarding the interests of such potential participants in the solicitation process is included in the Form S-4 (and the definitive proxy statement/prospectus) and other relevant documents filed with the SEC.

For more information, please contact:

Investor Relations:

FTI Consulting

US, Canada, South America, Australia – Antonia Gray / Grace Altman Antonia.Gray@fticonsulting.com / Grace.Altman@fticonsulting.com

UK, Middle East, Asia, Africa – Charles Palmer

Charles.Palmer@fticonsulting.com

Media Relations:

VG Acquisition Corp.

FTI Consulting

US, Canada, South America, Australia – Antonia Gray / Grace Altman Antonia.Gray@fticonsulting.com / Grace.Altman@fticonsulting.com

UK, Middle East, Asia, Africa – Charles Palmer

Charles.Palmer@fticonsulting.com